UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securian Funds Trust
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SECURIAN FUNDS TRUST

400 Robert Street North
St. Paul, Minnesota 55101-2098
December 9, 2016

Dear Contract Owner:

Attached is a Proxy Statement that contains two important proposals ("Proposals") affecting the funds ("Funds") of Securian Funds Trust ("Trust"). Each Fund serves as an investment option under variable life insurance policies or variable annuity contracts issued by Minnesota Life Insurance Company or Securian Life Insurance Company (collectively, "Variable Products"). The Proposals do not seek to change the benefits or provisions of your Variable Product. As a Contract Owner with a beneficial interest in one or more of the Funds ("Your Funds") as of November 15, 2016, you are entitled to vote on the Proposals that apply to Your Funds.

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" both Proposals. Detailed information about each of the Proposals is contained in the enclosed Proxy Statement. Please read the Proxy Statement and consider it carefully before casting your voting instruction. You may exercise your right to provide voting instructions by completing and signing the enclosed voting instruction form. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that your voting instructions be received no later than 9:00 a.m., Central Time, on January 6, 2017.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call 1-800-995-3850.

Sincerely,

David M. Kuplic

President

Securian Funds Trust

SECURIAN FUNDS TRUST

400 Robert Street North
St. Paul, Minnesota 55101-2098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 6, 2017

To the Contract Owners:

Securian Funds Trust, a Delaware statutory trust (the "Trust"), on behalf of each of its series (the "Funds") will hold a special meeting of its shareholders on January 6, 2017, at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101-2098, at 9:00 a.m., Central Time (the "Meeting") to act on the following proposals:

1.  To approve the election of Trustees of the Trust;

2.  To approve the use of a "manager of managers" strategy for the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund which permits these funds' investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Board of Trustees, but without obtaining shareholder approval; and

3.  To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

The Funds issue and sell shares to certain separate accounts of Minnesota Life Insurance Company, a Minnesota corporation, and separate accounts of Securian Life Insurance Company, an affiliated insurance company (collectively, "Minnesota Life Companies"). The separate accounts hold shares of mutual funds, including one or more of the Funds, which serve as a funding vehicle for benefits under variable annuity contracts or variable life insurance policies issued by Minnesota Life Companies (the "Variable Products"). As the owners of the assets held in the separate accounts, Minnesota Life Companies are the sole shareholders of each of the Funds and are entitled to vote all of the shares of each of the Funds. However, Minnesota Life Companies will vote outstanding shares of each Fund in accordance with voting instructions given by the owners of the Variable Products. This Notice is being delivered to owners of the Variable Products who have contractual rights with respect to the performance of a Fund on the record date (the "Contract Owners"), so that they may instruct Minnesota Life Companies how to vote the shares of the Funds underlying their contracts.

As a Contract Owner, you are entitled to provide voting instructions at the Meeting and any adjournment(s) or postponement(s) thereof if you indirectly participated in any Fund listed above at the close of business on the record date, which is November 15, 2016.

December 9, 2016

By Order of the Board of Trustees,

Michael J. Radmer

Secretary

SECURIAN FUNDS TRUST

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On January 6, 2017

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies who, by virtue of their ownership of the contracts and policies, indirectly participate in a Fund (as defined below) (the "Contract Owners") in connection with the solicitation of voting instruction forms by the Board of Trustees (the "Board" or "Trustees") of Securian Funds Trust, a Delaware statutory trust (the "Trust"), on behalf of each of its series named below (the "Funds"), to be voted at a Special Meeting of Shareholders to be held on January 6, 2017, at the offices of Advantus Capital Management, Inc. ("Advantus Capital"), 400 Robert Street North, St. Paul, Minnesota 55101-2098, at 9:00 a.m., Central Time (the "Meeting"), for the purposes set forth below and described in greater detail in this Proxy Statement. The date of the first mailing of voting instruction forms and this Proxy Statement to Contract Owners will be on or about December 9, 2016. Only Contract Owners who indirectly participated in any Fund at the close of business on November 15, 2016 (the "Record Date") are entitled to provide voting instructions.

The following Proposals will be considered and acted upon at the Meeting:

	Proposal	Fund(s) Affected
1.	To approve the election of Trustees of the Trust;	All Funds
2.

To approve the use of a "manager of managers" strategy for the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund which permits these funds' investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Board of Trustees, but without obtaining shareholder approval; and

SFT IvySM Growth Fund SFT IvySM Small Cap Growth Fund SFT Pyramis® Core Equity Fund SFT T. Rowe Price Value Fund
3.	To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.	All Funds

Other Business

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, voting instruction forms that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the Minnesota Life Companies (as defined below).

General Information

The Funds issue and sell shares to certain separate accounts of Minnesota Life Insurance Company, a Minnesota corporation ("Minnesota Life"), and separate accounts of Securian Life Insurance Company, an affiliated insurance company (collectively, "Minnesota Life Companies"). Advantus Capital acts as the investment adviser to each of the Funds. Securian Financial Services, Inc. ("Securian") acts as the distributor of the Trust's shares. Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Funds. State Street Bank and Trust Company ("State Street") provides daily accounting and investment administration services to the Funds. The address of each of Advantus Capital, Securian and Minnesota Life is 400 Robert Street North, St. Paul, Minnesota 55101. The address of State Street is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction cards. Supplementary solicitations may be made by mail or telephone by representatives of Advantus Capital. The cost of this solicitation, including the cost of preparing, printing and mailing the Proxy Statements, and tabulating voting instructions will be paid by the Funds. Half the total cost will be allocated to the Funds in equal shares. The other half will be allocated in equal shares among the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund.

Please be sure to read the entire proxy statement before providing your voting instructions. This proxy statement and voting instruction forms were first mailed to Contract Owners on or about December 9, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 6, 2017. This Proxy Statement, the Trust's most recent annual and semi-annual reports, Governance Committee charter and Audit Committee charter are available on the internet at http://www.securianfunds.com, by selecting the tab labeled "Prospectuses and Reports." You may call 1-800-995-3850 for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1
ELECTION OF THE TRUSTEES
ALL FUNDS

Background

Shareholders are being asked to elect the nominees listed below ("Nominees") to the Board of Trustees of the Trust. All of the current Trustees are being nominated for re-election at the Meeting.

Currently, Julie K. Getchell, Linda L. Henderson and William C. Melton are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because they are not an interested person of the Trust, have never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life, and do not have a financial interest in Advantus Capital, Minnesota Life or their affiliates. Accordingly, these three individuals are referred to as "Independent Trustees." David M. Kuplic is an Executive Vice President and Director of Advantus Capital. Accordingly, David M. Kuplic is considered an "interested person" under the 1940 Act and is referred to herein as an "Interested Nominee" and, if elected, will be deemed to be an "Interested Trustee."

As provided in the Trust's Declaration of Trust, each Trustee will serve until he or she dies, resigns, retires, has reached the mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is removed, or, if sooner, until a qualified successor is elected at the next meeting of shareholders called for the purpose of electing Trustees. Under the Board of Trustees retirement policy, a Trustee must retire on or prior to the date of the board meeting which coincides with or next follows his or her 75th birthday.

Information about the Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years is set forth in the table below. All Nominees have consented to serve if elected.

Name, Address[1] and Age	Position(s) Held or to be Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) during Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships[3] Held by Nominee
Independent Nominees
Linda L. Henderson 67	Trustee	Indefinite Trustee since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst	13	None
William C. Melton 68	Trustee	Indefinite Trustee since April 25, 2002	Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994 and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist	13	None

1  Unless otherwise noted, the address of each Trustee is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

2  A Trustee may serve until he or she dies, resigns, retires, has reached the mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is removed, or, if sooner, until a qualified successor is elected at the next meeting of shareholders called for the purpose of electing Trustees. Under the Board of Trustees retirement policy, a Trustee must retire on or prior to the date of the board meeting which coincides with or next follows his or her 75th birthday.

3  Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Name, Address[1] and Age	Position(s) Held or to be Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) during Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships[3] Held by Nominee
Julie K. Getchell 61	Trustee	Indefinite Trustee since October 21, 2011	Retired; Senior Financial Consultant to Cargill's Controller's Group, Animal Nutrition Business and Tartan Program, 2009 to 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services, 2005 to 2009; Consultant, Black River Asset Management, 2004 to 2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc., 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc., 1991 to 1996; Chartered Financial Analyst; CPA – inactive	13	None

1  Unless otherwise noted, the address of each Trustee is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

2  A Trustee may serve until he or she dies, resigns, retires, has reached the mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is removed, or, if sooner, until a qualified successor is elected at the next meeting of shareholders called for the purpose of electing Trustees. Under the Board of Trustees retirement policy, a Trustee must retire on or prior to the date of the board meeting which coincides with or next follows his or her 75th birthday.

3  Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Name, Address and Age	Position(s) Held or to be Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Nominee
Interested Nominee
David M. Kuplic[1] 59	Trustee	Indefinite Trustee since October 27, 2016	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. Since July 2007	13	None

1  Mr. Kuplic is deemed to be an Interested Nominee because he is an officer of Minnesota Life and Advantus Capital.

Other Executive Officers1

Name, Address[2] and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 years
Officers
David M. Kuplic 59	President	Indefinite Served as President since July 28, 2011	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007
Gary M. Kleist 56	Vice President and Treasurer	Indefinite Served as Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000
Bruce P. Shay 56	Vice President	Indefinite Served as Vice President since July 28, 2011

Executive Vice President, Minnesota Life Insurance Company since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President, Securian Financial Group, Inc. since March 2010

Michael J. Radmer 71 50 South Sixth Street, Minneapolis, Minnesota 55402	Secretary	Indefinite Served as Secretary since April 16, 1998	Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from January 1976 to December 2015

1  Although not a "corporate" officer of the Trust, Todd L. Spicer, age 38, has served as the Trust's Chief Compliance Officer since September 2016. Mr. Spicer has also served as Vice President and Chief Compliance Officer, Advantus Capital Management, Inc. since September 2016.

2  Unless otherwise noted, the address of each officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

Each of the Nominees was recommended for nomination by the Trust's Governance Committee pursuant to that committee's guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that the Governance Committee believes will contribute to the Board's diversity and strength.

Ms. Henderson's professional and academic experience with fixed income securities enables her to provide a valuable perspective to the Board's role in overseeing the Trust's investment portfolios, many of which focus on fixed income securities.

Dr. Melton's background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, enables him to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

Ms. Getchell's professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

Mr. Kuplic's investment management experience, including in the roles of Executive Vice President and Director of Advantus Capital, since July of 2007, and President of Securian Funds Trust, since July of 2011, has given him intimate familiarity with the Trust, its Funds, and their operations and will enable him to provide valuable perspective on investment management and fund administration.

At a meeting held on October 27, 2016, the Board, upon the recommendation of the Governance Committee, nominated the Trustee Nominees listed in the table above.

As of the Record Date, none of the Independent Nominees or their immediate family members own any securities of the investment adviser or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

Compensation

Trustees who are not affiliated with Advantus Capital receive compensation from the Trust equal to $35,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend board meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting.

The following table sets forth total compensation paid to each Trustee for the fiscal year ended December 31, 2015.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Complex Paid to Trustees
Linda L. Henderson	$54,000	n/a	n/a	$54,000
William C. Melton	$54,000	n/a	n/a	$54,000
Julie K. Getchell	$54,000	n/a	n/a	$54,000

Board of Trustees Responsibilities

The duties and responsibilities of the Trustees flow principally from Delaware law (as the Trust is organized as a Delaware statutory trust) and from the 1940 Act, as the Trust is registered pursuant to 1940 Act as an open-end management investment company. Under such laws, the Trustees have specific duties and responsibilities, including without limitation: the election of Trust officers; the appointment and oversight of key Trust service providers, including the Trust's investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Trust's investment advisory and underwriting agreements, as well as other agreements with Trust affiliates and the Trust's Rule 12b-1 plan of distribution; and oversight over the management of the Trust (including risk oversight), as conducted primarily by the Trust's investment adviser, Advantus Capital.

Embedded within the foregoing is the Trustees' ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Trust is exposed. There are four regularly scheduled Board meetings and three regularly scheduled Audit Committee meetings held each year. Over the course of each year, the Board and Audit Committee receive reports on the key risks affecting the Trust and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Trust's Board has been constituted with persons of diverse backgrounds but with a collective ability to understand the Trust's risk environment and to oversee the risk management function.

At each regularly scheduled meeting of the Board, the investment performance of each Fund is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board at least annually to discuss in detail the manner in which the Fund is managed, the makeup of the Fund, the environment in which the Fund operates and the risks to which the Fund is subject. There were four joint meetings of the Board during the fiscal year ended December 31, 2015. Each incumbent Trustee attended at least 75% of the Board meetings and the meetings of the Board committees on which the Trustee served during such period.

A foundational responsibility of the Trust's Chief Compliance Officer ("CCO") is the identification of various key risks to which the Trust is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The Trust's CCO reports directly to the Trust's Board, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board approves the compliance program of the Trust, Advantus Capital, sub-advisers to the Funds and the Trust's distributor and administrator. The Board also reviews with the CCO the ongoing implementation and administration of the compliance function, and oversees the CCO's annual review and evaluation of the compliance program. The CCO also attends each meeting of the Trust's Audit Committee at which compliance issues within the Audit Committee's purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.

At each semi-annual meeting of the Trust's Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. ("MMC") and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Advantus Capital, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Advantus Capital and its affiliates (including many key roles and functions impacting the Trust). The Trust's Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted since the most recent prior Audit Committee Meeting, and such individual meets in executive session with the Audit Committee at each regularly scheduled meeting.

Board Structure and Standing Committees

Currently, the Board of Trustees is comprised of four persons. One Trustee is considered an "interested person" of the Trust, as defined in the 1940 Act. The other three Trustees are considered independent because they are not an interested person of the Trust, have never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life, and do not have a financial interest in Advantus Capital, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.

There are two committees of the Board – an Audit Committee and a Governance Committee. Each committee is comprised of the three Independent Trustees. Each committee meeting is chaired by a Trustee, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has three regularly scheduled meetings per year. The Governance Committee has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met three times, and the Governance Committee met one time, during the fiscal year ended December 31, 2015.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, is comprised solely of Independent Trustees, at least one of whom is an "audit committee financial expert." Julie K. Getchell has been designated by the Audit Committee and the Board as the audit committee financial expert. The Audit Committee has as its purposes (a) to oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (e) to act as a liaison between the Trust's independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Advantus Capital, Minnesota Life and its affiliates as such functions relate to the Trust (as described above). The Audit Committee charter is available on the Trust's website at http://www.securianfunds.com, by selecting the tab labeled "Prospectuses and Reports."

The Governance Committee, which operates in accordance with a separate Governance Committee charter approved by the Board, selects and recommends to the Board individuals for nomination as Independent Trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board, the Board's committee structure and each Committee's charter, develops proposals regarding director education, reviews director compensation and expenses, and at least annually conducts a self-assessment of the adequacy, effectiveness and adherence to industry "best practices" of the Trust's governance structures and practices. The names of potential Independent Trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Trust does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders. The Governance Committee charter is available on the Trust's website at http://www.securianfunds.com, by selecting the tab labeled "Prospectuses and Reports."

Trustee Selection and Qualifications

The Board of Trustees has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Trustees of Securian

Funds Trust (the "Trustee Guidelines"). The Guidelines provide that the Trust's Board shall be comprised in such a manner that (i) there are at least three Independent Trustees and (ii) the ratio of Independent Trustees to total trustees complies with the requirements of the 1940 Act and industry best practices, as determined and applied to the Trust from time to time by the Governance Committee of the Board.

The selection and nomination of new Independent Trustees (when vacancies occur) is solely within the discretion of the then existing Independent Trustees. The Guidelines further provide that Independent Trustees should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board's ability to perform its duties under the 1940 Act and Delaware law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.

The Guidelines further provide that each Independent Trustee nominee should be literate in business and financial matters as they may relate to investment companies.

Contract Owner Communications

The Contract Owners may communicate with the Board (or individual Trustees serving on the Board) by sending written communications, addressed to the Board as a group or any individual Trustee, to Securian Funds Trust, Attention: Board of Trustees, 400 Robert Street North, St. Paul, Minnesota 55101. The Trust will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

Shareholder Approval

Election of the Nominees for Trustees must be approved by the affirmative vote of a plurality of the votes validly cast in person or by a voting instruction at the Meeting at which a quorum exists. This means that the four nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor or withheld. Votes that are withheld will have no effect on the outcome of the election of the Trustee. The shareholders of the Trust will vote together for the election of Trustees. The votes of shareholders of all classes will be voted together as a single class. If any of nominees becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee at the discretion of the recipient of the voting instructions.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"
APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE
BOARD OF TRUSTEES.

PROPOSAL 2

TO APPROVE THE USE OF A MANAGER OF MANAGERS STRATEGY THAT PERMITS THE FUNDS' INVESTMENT ADVISER TO ENTER INTO AND/OR MATERIALLY AMEND INVESTMENT ADVISORY AGREEMENTS WITH INVESTMENT SUB-ADVISERS WITH APPROVAL OF THE BOARD OF TRUSTEES, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL

SFT IvySM Growth Fund
SFT IvySM Small Cap Growth Fund
SFT Pyramis® Core Equity Fund
SFT T. Rowe Price Value Fund

Background

Section 15(a) of the Investment Company Act of 1940 requires that investment advisory agreements between investment advisers (i.e. Advantus Capital) and registered investment companies (i.e. the Trust) be approved by shareholders. The rule also governs investment advisory agreements between a fund's investment adviser and any investment sub-adviser hired by the investment adviser. A mutual fund investment management strategy involving an investment adviser hiring an investment sub-adviser is commonly referred to as a "manager of managers" strategy.

Historically, the Securities and Exchange Commission ("SEC") has granted relief from Section 15(a), subject to certain conditions. On January 27, 1998, the SEC issued the Trust and Advantus Capital an exemptive order (the "Order") which permits Advantus Capital to, subject to certain conditions, enter into or materially amend investment advisory agreements with the approval of the Board, but without obtaining shareholder approval. The Order also provides that before Advantus Capital can use a manager of managers strategy for a Fund, a majority of that Fund's shareholders must vote to approve the use of the manager of managers strategy. The shareholders of each Fund, except the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund (the "New Funds"), have approved the use of the manager of managers strategy.

Each of the New Funds is a replacement portfolio for two or more previously existing portfolios. On May 1, 2014, assets attributable to the previously existing portfolios were moved to replacement portfolios (i.e., the New Funds) pursuant to a so-called "substitution order" issued by the SEC. As a condition to the SEC granting the substitution order, the New Funds may not rely on the Order and, consequently, may not use a manager of managers strategy without first obtaining shareholder approval by vote of a "majority of the outstanding voting securities" of a Fund. Under the 1940 Act, a vote of the "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% of more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

Proposal

The Trustees unanimously recommend that shareholders approve the use of a manger of managers strategy for the New Funds by approving the application of the Manager of Managers Order to the New Funds. If approved, Advantus Capital will have the right to enter into, materially amend or terminate investment advisory agreements with sub-advisers with the approval of the Board, but without shareholder approval. Advantus Capital will also have the right to continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of the investment advisory agreement. Advantus Capital will not have the right to enter into an investment advisory agreement with an investment sub-adviser that is an "affiliated person", as defined under the 1940 Act, of either a Fund or Advantus Capital, other than by reason of serving as an investment sub-adviser to a Fund or Fund(s), without the approval of shareholders of the Fund(s) for which the "affiliated person" would serve as sub-adviser. Shareholders would be notified of any investment sub-adviser changes.

The current relationship between Advantus Capital and the sub-advisers to the New Funds involves each sub-adviser investing Fund assets in accordance with an investment sub-advisory agreement between the sub-adviser and Advantus Capital. Each sub-adviser's primary responsibility is to invest Fund assets. Sub-advisers have minimal responsibility for Fund operations. Advantus Capital retains sole responsibility for the overall investment management of each Fund and is primarily responsible for the operation of each Fund. This includes responsibility for oversight of sub-advisers; monitoring, reviewing performance and reporting Fund performance to the Board; compliance monitoring; maintaining records for the Funds; managing relationships with various Fund service providers; and furnishing office space, equipment and personnel to provide services to the Funds. Advantus Capital pays sub-advisers a fee for investing Fund assets. Investors in the New Funds, or any other Fund for which a sub-adviser is hired, are not charged an additional investment management fee for the sub-adviser's services. Rather, the sub-adviser's fee is paid from the investment management fee Advantus Capital receives from each Fund. It is expected that future sub-advisory relationships will be managed in a manner similar to how current sub-advisory relationships are managed.

The Trustees recommend approval of the manager of managers strategy for the New Funds because the Trustees believe it is in the best interest of the shareholders of the New Funds to take advantage of the flexibility and efficiency of the manager of managers strategy. Currently, to enter into or materially amend an investment advisory agreement with a sub-adviser, the agreement would have to be approved by the Board and Fund shareholders. Under a manager of managers strategy, only the Board would need to approve the investment advisory agreement. The manager of managers strategy saves Fund shareholders the expense of a shareholder vote each time an investment advisory agreement with a sub-adviser is entered into or materially amended. A shareholder vote requires the Trust to create and distribute proxy materials, solicit proxy votes from Fund shareholders, tabulate the votes and make related filings to the SEC. This process is time consuming and costly.

Shareholder Approval

The proposal must be approved by vote of a majority of the outstanding voting securities (as defined under the 1940 Act) of a Fund in person or by proxy at the Meeting. Votes may be cast for, against or to abstain. A voting instruction to abstain will result in a vote for the respective share(s) being excluded from the vote. The votes of shareholders of share classes within each Fund will be voted together as a single class.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"
APPROVAL OF THE USE OF A MANAGER OF MANAGERS STRATEGY

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Trust.

Adviser. The investment adviser for the Funds is Advantus Capital Management, Inc. ("Adviser"). The Adviser is located at 400 Robert Street North, St. Paul, Minnesota 55101-2098.

Sub-Advisers. Franklin Advisers, Inc. ("Franklin") is the investment sub-adviser of the SFT Advantus International Bond Fund. Franklin is located at One Franklin Parkway, San Mateo, California 94403-1906. FIAM, LLC (formerly known as Pyramis Global Advisors, LLC) is the sub-adviser of the SFT Pyramis® Core Equity Fund. FIAM, LLC is located at 900 Salem Street, Smithfield, RI 02917. Waddell & Reed Investment Management Company ("WRIMCO") is the investment sub-adviser of the SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund. WRIMCO is located at 6300 Lamar Avenue, Overland Park, KS 66202-4247. T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment sub-adviser of the SFT T. Rowe Price Value Fund. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Principal Underwriter and Distributor. Shares of the Funds are offered on a continuous basis through Securian Financial Services, Inc. ("Securian"), 400 Robert Street North, St. Paul, Minnesota 55101-2098, as distributor of the Funds pursuant to a distribution agreement between the Trust and Securian. As distributor, Securian acts as the Trust's agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement. Shares of the Funds are sold only to separate accounts of the Minnesota Life Companies.

Administrator. The Trust has entered into administrative service agreements with Minnesota Life Insurance Company ("Minnesota Life"), 400 Robert Street North, St. Paul, Minnesota 55101-2098, and with State Street Bank and Trust Company ("State Street"), 800 Pennsylvania Avenue, Kansas City, Missouri, 64105, pursuant to which Minnesota Life and State Street provide administrative services to the Funds.

Custodian. The assets of each Fund of the Trust are held in custody by State Street pursuant to a custodian agreement approved by the Board.

Independent Registered Public Accounting Firm. The Audit Committee and the full Board, including a majority of the Trustees who are not interested persons of Advantus Capital or the Trust, have selected KPMG LLP ("KPMG"), 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, to be the Trust's independent registered public accounting firm for the Trust's current fiscal year. KPMG examines the annual financial statements of the Trust and provides certain other audit-related and tax-related services to the Trust.

KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

Audit Fees – The fees billed to each Fund for professional services rendered by KPMG for the audit of the Trust's annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 31, 2014 and December 31, 2015 were:

	Audit Fees
Fund	2014	2015
SFT Advantus Bond Fund	$29,912	$30,810
SFT Advantus Dynamic Managed Volatility Fund	$28,068	$28,910
SFT Advantus Government Money Market Fund	$16,646	$17,145
SFT Advantus Index 400 Mid-Cap Fund	$27,276	$28,094
SFT Advantus Index 500 Fund	$28,356	$29,206
SFT Advantus International Bond Fund	$32,105	$33,068
SFT Advantus Managed Volatility Equity Fund[1]	$0	$18,500
SFT Advantus Mortgage Securities Fund	$34,807	$35,852
SFT Advantus Real Estate Securities Fund	$22,570	$23,246
SFT Ivy Growth Fund	$19,000	$19,571
SFT Ivy Small Cap Growth Fund	$18,500	$19,055
SFT Pyramis Core Equity Fund	$20,500	$21,115
SFT T. Rowe Price Value Fund	$18,500	$19,056
Total	$296,240	$323,628

1  The fund incurred no audit fees in 2014 because the Fund's inception date is November 18, 2015.

Audit Related Fees – The fees billed for professional services rendered by KPMG for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, and that were not reported as Audit Fees above, for fiscal year ending December 31, 2014, were $8,523. There were no audit related fees paid for the fiscal year ending December 31, 2015.

Tax Fees – The aggregate fees billed for professional services rendered by KPMG to the Trust for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended December 31, 2014 and December 31, 2015 were $6,415 and $4,000, respectively. These services consisted of KPMG reviewing the Trust's excise tax returns, distribution requirements and registered investment company tax returns, as well as consultations regarding the tax consequences of specific investments.

All Other Fees – There were no fees billed for the fiscal years ended December 31, 2014 and December 31, 2015 for products and services provided by KPMG to the Trust, other than the services reported in Audit Fees, Audit Related Fees and Tax Fees above. KPMG billed $843,265 and $136,500 for non-audit services rendered to Advantus Capital or any entity controlling, controlled by, or under common control with Advantus Capital during the fiscal years ended December 31, 2014 and December 31, 2015, respectively.

Audit Committee Pre-Approval Policies – The Audit Committee of the Board meets with the Trust's independent registered public accounting firm and Trust management to review and pre-approve all audit services to be provided by the independent accountants. The Audit Committee also pre-approves all non-audit services to be provided by the Trust's independent registered public accounting firm to the Trust; provided that such services may also be approved by the chair of the Audit Committee if the estimated fees for such services do not exceed $20,000. In addition, the pre-approval requirement does not apply to non-audit services that (i) were not recognized as such at the time of the engagement, (ii) do not aggregate more than 5% of total revenues paid to the Trust's independent registered public accounting firm by the Trust during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit; and (iii) such non-audit services are promptly brought to the attention of the Audit Committee of the Trust and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee (the "Pre-Approval Requirement Waiver Procedure").

The Audit Committee, pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, also pre-approves the KPMG's engagements for non-audit services with the Trust's investment adviser, Advantus Capital, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee has determined that the provision by

KPMG of the non-audit services rendered to Advantus Capital and entities controlling, controlled by or under common control with Advantus Capital that provides ongoing services to the Trust and its Funds that were not pre-approved by the Audit Committee is compatible with maintaining KPMG's independence.

Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire.

Legal Counsel. The Trust's General Counsel is Dorsey & Whitney LLP. The firm of Faegre Baker Daniels serves as independent legal counsel to the Trust's independent Trustees.

Record Date and Outstanding Shares

Only shareholders of record of the Funds at the close of business on November 15, 2016 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. On that date, the Trust had 622,449,464.233 shares outstanding and entitled to vote, and each Fund had the following number of shares outstanding and entitled to vote:

Fund	Total Number of Shares Outstanding
SFT Advantus Bond Fund – Class 1	885,943.245
SFT Advantus Bond Fund – Class 2	166,274,070.911
SFT Advantus Dynamic Managed Volatility Fund	21,856,295.235
SFT Advantus Government Money Market Fund	87,261,939.383
SFT Advantus Index 400 Mid-Cap Fund – Class 1	959,012.313
SFT Advantus Index 400 Mid-Cap Fund – Class 2	49,639,384.926
SFT Advantus Index 500 Fund – Class 1	937,800.542
SFT Advantus Index 500 Fund – Class 2	71,299,222.456
SFT Advantus International Bond Fund – Class 1	423,878.713
SFT Advantus International Bond Fund – Class 2	45,481,527.591
SFT Advantus Managed Volatility Equity Fund	17,550,219.141
SFT Advantus Mortgage Securities Fund – Class 1	138,224.459
SFT Advantus Mortgage Securities Fund – Class 2	48,658,130.346
SFT Advantus Real Estate Securities Fund – Class 1	648,755.169
SFT Advantus Real Estate Securities Fund – Class 2	32,435,568.346
SFT IvySM Growth Fund	36,828,308.372
SFT IvySM Small Cap Growth Fund	12,959,195.094
SFT Pyramis® Core Equity Fund – Class 1	58,129.282
SFT Pyramis® Core Equity Fund – Class 2	10,146,458.624
SFT T. Rowe Price Value Fund	18,007,400.085

Fund Shares Owned by the Minnesota Life Companies

On the Record Date, Minnesota Life owned 99.95% of the outstanding voting shares of each Fund. Securian Life Insurance Company, a Minnesota corporation, owns 0.05% of the outstanding voting shares of each Fund.

Security Ownership of Certain Beneficial Owners and Management

The officers and Trustees of the Trust cannot directly own shares of the Funds without purchasing an insurance contract through a participating insurance company. As of the Record Date, each of the Nominees and executive officers of the Trust beneficially owned individually and collectively as a group, less than 1% of the outstanding shares of each Fund, and Minnesota Life Companies were the record owners of 100% of the shares of each of the Funds.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Trust as of the Record Date.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustees in Family of Investment Companies
Independent Nominees
Linda L. Henderson		None
All Funds	None
William C. Melton		$100,001 - $500,000
SFT Advantus Index 400 Mid-Cap	$100,001 - $500,000
SFT Advantus Index 500	$50,001 - $100,000
All other Funds	None
Julie K. Getchell		$1 - $10,000
SFT IvySM Growth	$1 - $10,000
SFT IvySM Small Cap Growth	$1 - $10,000
All other Funds	None
Interested Nominee
David M. Kuplic		$100,001 - $500,000
SFT Advantus Dynamic Managed Volatility	$50,001 - $100,000
SFT Advantus Index 500	$50,001 - $100,000
SFT Advantus Managed Volatility Equity	$10,001 - $50,000
SFT Advantus Real Estate Securities	$10,001 - $50,000
All other Funds	$1 - $10,000

Voting Rights

Shareholders of each Fund are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares. Due to the pass-through voting structure of variable annuity contracts and variable life insurance policies, the Minnesota Life Companies will vote shares in the separate account(s). However, they are required by law to request voting instructions from Contract Owners and must vote shares in the separate account(s) as instructed by the Contract Owner(s), including shares for which no instructions have been received, in proportion to the voting instructions received.

Contract Owners may revoke their instructions at any time up until voting results are announced at the Meeting. Contract Owners can do this either by (1) writing to the Secretary of the Trust, (2) executing and returning to the Trust a voting instruction form with a later date, or (3) providing voting instructions in person at the Meeting and notifying the election judge that they are revoking their prior voting instructions. If you need a new voting instruction form, please call the Trust at 1-800-995-3850, and a new voting instruction form will be sent to you. If you return an executed voting instruction card without instructions, your shares will be voted "for" each proposal.

None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting rights.

Quorum

In order for the Meeting to go forward for the Trust (or a Fund), there must be a quorum. This means that at least a majority of the Trust's (or the Fund's) shares must be represented at the Meeting. Because Minnesota Life Companies own all of the shares of each Fund through their separate accounts, their presence at the Meeting in person or by proxy will meet the quorum requirement.

Adjournments

If a quorum is not present at the Meeting, those present in person or by proxy shall adjourn to such day as they shall, by majority vote, agree upon without further notice other than an announcement at the Meeting at which such adjournment is taken. If sufficient votes to approve a proposal are not obtained for the Trust (or any Fund), the Minnesota Life Companies may propose one or more adjournments of the Meeting (with respect to the Trust or that Fund) to permit additional solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares represented in person or by proxy at the Meeting (or any adjournment of the Meeting). The Minnesota Life Companies will vote upon such adjournment in their discretion after consideration of the best interests of all shareholders.

Shareholder Proposals

The Funds do not hold annual or other regular meetings of the shareholders. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Fund cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Solicitation of Voting Instructions

Voting instructions are solicited primarily by mail. Minnesota Life has retained Broadridge Financial Solutions, Inc. ("Broadridge") and Merrill Corporation ("Merrill") as proxy solicitor and print vendor, respectively. Broadridge will provide voting instruction solicitation services in connection with the Meeting at an estimated cost of $99,000. Merrill will provide printing services in support of the solicitation of voting instructions at an estimated cost of $7,500. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of this solicitation, including the cost of preparing, printing and mailing the Proxy Statements, and tabulating voting instructions will be paid by the Funds. Half the total cost will be allocated to the Funds in equal shares. The other half will be allocated in equal shares among the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund.

As the Meeting date approaches, Contract Owners of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their voting instruction. Authorization to permit the Solicitor to execute voting instructions may be obtained by telephonic instructions from Contract Owners. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the Contract Owner casting the vote is accurately determined and that the voting instructions of the Contract Owner are accurately determined. In all cases where a telephonic voting instruction is solicited, the solicitor's representative is required to ask the Contract Owner for the Contract Owner's full name, address, title (if the person giving the voting instruction is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the Contract Owner has received this Proxy Statement in the mail. If the Contract Owner solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor representative has the responsibility to explain the process, read the proposals listed on the voting instruction card, and ask for the Contract Owner's instructions on each proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the

Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the Contract Owner's instructions on the card. Within 72 hours, the Solicitor will send the Contract Owner a letter or email to confirm the Contract Owner's vote and ask the Contract Owner to call the Solicitor immediately if the Contract Owner's instructions are not correctly reflected in the confirmation.

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F88521 11-2016

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Voting Instruction Card

SECURIAN FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2017

Minnesota Life Insurance Company (“Minnesota Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, indirectly participate in the fund(s) named on the reverse side of this card (the “Fund(s)”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s Special Meeting of Shareholders to be held on January 6, 2017, and any adjournment thereof.

Please check in the appropriate box on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated December 9, 2016. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS.

If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND(S). THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

You can find the proxy statement online at http://www.securianfunds.com, by selecting the tab labeled “Prospectuses and Reports”.

VOTING INSTRUCTION CARD

SFT Advantus Bond Fund

SFT Advantus Dynamic Managed Volatility Fund

SFT Advantus Government Money Market Fund

SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 500 Fund

SFT Advantus International Bond Fund

SFT Advantus Managed Volatility Equity Fund

SFT Advantus Mortgage Securities Fund

SFT Advantus Real Estate Securities Fund

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF MINNESOTA LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS			FOR	WITHHOLD	FOR ALL	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

A VOTE FOR THE FOLLOWING PROPOSAL:			ALL	ALL	EXCEPT

1.	To elect four Trustees to the Board of Trustees:

	Independent Trustees		☐	☐	☐

	01)	Linda L. Henderson
	02)	William C. Melton
	03)	Julie K. Getchell

Interested Trustees

	04)	David M. Kuplic

As to any other matter, Minnesota Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Voting Instruction Card

SECURIAN FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2017

Securian Life Insurance Company (“Securian Life”) is soliciting these voting instructions from owners of variable life insurance policies issued by Securian Life who, by virtue of such policies, indirectly participate in the fund(s) named on the reverse side of this card (the “Fund(s)”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s Special Meeting of Shareholders to be held on January 6, 2017, and any adjournment thereof.

Please check in the appropriate box on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated December 9, 2016. As legal owner of the shares, Securian Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS SECURIAN LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS.

If any other matter properly comes before the Special Meeting, Securian Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND(S). THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

You can find the proxy statement online at http://www.securianfunds.com, by selecting the tab labeled “Prospectuses and Reports”.

VOTING INSTRUCTION CARD

SFT Advantus Bond Fund

SFT Advantus Government Money Market Fund

SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 500 Fund

SFT Advantus International Bond Fund

SFT Advantus Mortgage Securities Fund

SFT Advantus Real Estate Securities Fund

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF SECURIAN LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS			FOR	WITHHOLD	FOR ALL	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

A VOTE FOR THE FOLLOWING PROPOSAL:			ALL	ALL	EXCEPT

1.	To elect four Trustees to the Board of Trustees:

	Independent Trustees		☐	☐	☐

	01)	Linda L. Henderson
	02)	William C. Melton
	03)	Julie K. Getchell

Interested Trustee

	04)	David M. Kuplic

As to any other matter, Securian Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Voting Instruction Card

SECURIAN FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2017

Minnesota Life Insurance Company (“Minnesota Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, indirectly participate in the fund(s) named on the reverse side of this card (the “Fund(s)”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s Special Meeting of Shareholders to be held on January 6, 2017, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated December 9, 2016. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS.

If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND(S). THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

You can find the proxy statement online at http://www.securianfunds.com, by selecting the tab labeled “Prospectuses and Reports”.

VOTING INSTRUCTION CARD

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Pyramis® Core Equity Fund

SFT T. Rowe Price Value Fund

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF SECURIAN LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS			FOR	WITHHOLD	FOR ALL	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

A VOTE FOR THE FOLLOWING PROPOSALS:			ALL	ALL	EXCEPT

1.	To elect four Trustees to the Board of Trustees:

	Independent Trustees		☐	☐	☐

	01)	Linda L. Henderson
	02)	William C. Melton
	03)	Julie K. Getchell

Interested Trustee

	04)	David M. Kuplic

	FOR	AGAINST	ABSTAIN

2.

To approve the use of a “manager of managers” strategy which permits the Fund(s) investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Board of Trustees, but without obtaining shareholder approval.

	☐	☐	☐

As to any other matter, Minnesota Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Voting Instruction Card

SECURIAN FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2017

Securian Life Insurance Company (“Securian Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Securian Life who, by virtue of such policies and contracts, indirectly participate in the fund(s) named on the reverse side of this card (the “Fund(s)”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s Special Meeting of Shareholders to be held on January 6, 2017, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated December 9, 2016. As legal owner of the shares, Securian Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS SECURIAN LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS.

If any other matter properly comes before the Special Meeting, Securian Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND(S). THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

You can find the proxy statement online at http://www.securianfunds.com, by selecting the tab labeled “Prospectuses and Reports”.

VOTING INSTRUCTION CARD

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Pyramis® Core Equity Fund

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF SECURIAN LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS			FOR	WITHHOLD	FOR ALL	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line below.

A VOTE FOR THE FOLLOWING PROPOSALS:			ALL	ALL	EXCEPT

1.	To elect four Trustees to the Board of Trustees:

	Independent Trustees		☐	☐	☐

	01)	Linda L. Henderson
	02)	William C. Melton
	03)	Julie K. Getchell

Interested Trustee

	04)	David M. Kuplic

	FOR	AGAINST	ABSTAIN

2.

To approve the use of a “manager of managers” strategy which permits the investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Board of Trustees, but without obtaining shareholder approval.

	☐	☐	☐

As to any other matter, Securian Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.